UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2021

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Church Street, Suite 1400

Nashville, Tennessee 37219

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

As previously disclosed, on January 5, 2021, Change Healthcare Inc. (the “Company” or “Change Healthcare”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UnitedHealth Group Incorporated (“UnitedHealth Group”), pursuant to which UnitedHealth Group will acquire the Company (the “Merger”).

The obligation of the parties to consummate the Merger is subject to, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the Merger. As previously disclosed, on January 19, 2021, each of the Company and UnitedHealth Group filed its respective notification and report form with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission (collectively, the “Agencies”) under the HSR Act. As part of the parties’ continuing cooperation with the Agencies and in order to provide the Agencies with additional time for review, on February 12, 2021, UnitedHealth Group, in consultation with the Company, voluntarily withdrew its premerger notification and report form effective as of February 18, 2021 and then refiled the premerger notification and report form on February 22, 2021.

On March 24, 2021, the Company and UnitedHealth Group each received a request for additional information and documentary materials (collectively, the “Second Request”) from the DOJ in connection with the DOJ’s review of the Merger. The effect of the Second Request is to extend the waiting period imposed under the HSR Act until the 30th day after substantial compliance by the Company and UnitedHealth Group with the Second Request, unless the waiting period is terminated earlier by the DOJ or extended by the parties to the Merger. The parties have been working cooperatively with the DOJ and will continue to do so.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on February 4, 2021.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare has filed with the SEC and furnished to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors can obtain free of charge the proxy statement, which was filed with the SEC on March 5, 2021, and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger is set forth in the proxy statement and the other relevant documents filed with the SEC. You can find additional information about Change’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
	Name:	Loretta A. Cecil
	Title:	Executive Vice President, General Counsel

Date: March 26, 2021